UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2009

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Correction to Filed Amended and Restated By-Laws

On November 19, 2007, the Board of Directors of MISCOR Group, Ltd. (“MISCOR”), amended and restated its By-Laws.  The copy of the Amended and Restated By-Laws filed as Exhibit 3.1 to its report on Form 8-K on November 21, 2007, did not include the amendment to Article III, Section 2 of the By-Laws changing the date and time of the annual meeting of MISCOR’s shareholders from 2:00 P.M. on the third Wednesday in April to 9:00 A.M. on the first Tuesday in May, or any time thereafter.

 The corrected copy of MISCOR’s Amended and Restated By-Laws is filed as Exhibit 3.1 to this report on Form 8-K and is incorporated by reference herein.

Annual Meeting Date

On January 9, 2009, MISCOR announced that it will hold its annual meeting of shareholders at 10:00 A.M., EST, on Thursday, May 14, 2009.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Code of By-Laws of the registrant (as amended through November 19, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: January 9, 2009

	By:	/s/ Richard J. Mullin
Printed Name: Richard J. Mullin
Title: Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Code of By-Laws of the registrant (as amended through November 19, 2007)